DREYFUS PREMIER NEXTECH FUND


                         YOUR VOTE IS VERY IMPORTANT!

Dear Shareholder:

As a shareholder in Dreyfus Premier NexTech Fund, you recently received proxy materials asking for your vote on an important proposal that affects your investment. We apologize for any inconvenience with respect to this follow-up mailing, but to date we have not received your vote on the proposal. The proposal that you are asked to consider was unanimously endorsed by your Fund's Board of Trustees. The special meeting of shareholders is scheduled for September 18, 2003. YOUR VOTE ALLOWS YOU TO WEIGH IN ON THIS IMPORTANT PROPOSAL. THEREFORE, WE ASK THAT YOU REGISTER YOUR VOTE WITHOUT DELAY.

       We encourage you to utilize one of the following easy options today for recording your vote:



1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and by following the prerecorded information. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3.    VOTE BY MAIL.  You may cast your  vote by mail by  signing,  dating  and
mailing  the  enclosed   voting   instruction   form  or  proxy  card  in  the
postage-prepaid return envelope provided.

      For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF THE SHAREHOLDERS OF THE FUND.

      If you have any questions, please call D.F. King & Co., Inc., toll free at 1-800-628-8528.





                  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.





             PROXY STATEMENT PURSUANT TO SECTION 14(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                       Filed by the Registrant                             [X]
              Filed by a Party other than the Registrant                   [ ]

Check the appropriate box:

[]  Preliminary Proxy Statement

[]  Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

[]  Definitive Proxy Statement

[X] Definitive Additional Materials

[]  Soliciting Material under Rule 14a-12



                        Dreyfus Premier Opportunity Funds
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) ] and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total Fee Paid:

[]  Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:


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                            The Dreyfus Corporation
                                200 Park Avenue
                           New York, New York 10166




August 13, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  John C. Grzeskiewicz, Esq.

Re:   Dreyfus Premier Opportunity Funds
      -  Dreyfus Premier NexTech Fund
      Registration Nos.: 333-34474, 811-09891


Ladies and Gentlemen:

On behalf of Dreyfus Premier Opportunity Funds - Dreyfus Premier NexTech Fund (the "Fund"), transmitted for filing pursuant to Rule 14a-6(j) under the Securities Exchange Act of 1934 is a definitive copy of the Fund's additional solicitation material which will be sent to shareholders of record on or about August 14, 2003.

Please contact Jeff Prusnofsky at (212) 922-6796, or the undersigned at (212) 922-6833 if you have any questions.

Very truly yours,

/s/Elizabeth Larkin
  Elizabeth Larkin


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